MARCH 1, 2022
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2022
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
Effective May 2, 2022, the name of The Hartford Global Real Asset Fund will change to Hartford Real Asset Fund. As a result, effective May 2, 2022, all references to The Hartford Global Real Asset Fund and Global Real Asset Fund in the above referenced SAI are deleted in their entirety and replaced with Hartford Real Asset Fund and Real Asset Fund, respectively.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.